UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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DuPont de Nemours, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! DUPONT DE NEMOURS, INC. 2021 Annual Meeting Vote by April 27, 2021 11:59 PM ET. For shares held in a Plan, vote by April 23, 2021 11:59 PM ET. DUPONT DE NEMOURS, INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 974 CENTRE ROAD, CRP BUILDING 730 WILMINGTON, DE 19805 D35534-P50199-Z79204 You invested in DUPONT DE NEMOURS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 28, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 14, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and April 28, 2021 1:00 PM Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/DD2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. V1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. Amy G. Brady	For
1b. Edward D. Breen	For
1c. Ruby R. Chandy	For
1d. Franklin K. Clyburn, Jr.	For
1e. Terrence R. Curtin	For
1f. Alexander M. Cutler	For
1g. Eleuthère I. du Pont	For
1h. Luther C. Kissam	For
1i. Frederick M. Lowery	For
1j. Raymond J. Milchovich	For
1k. Deanna M. Mulligan	For
1l. Steven M. Sterin	For
2. Advisory Resolution to Approve Executive Compensation	For
3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2021	For
4. Amendment and Restatement of the Company's Certificate of Incorportion to Decrease the Ownership Threshold for Stockholders to Call a Special Meeting	For
5. Right to Act by Written Consent	Against
6. Annual Disclosure of EEO-1 Data	Against
7. Annual Report on Plastic Pollution	Against

NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

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D35535-P50199-Z79204